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                                                                    EXHIBIT 10.4
                              THE DTM CORPORATION
                               STOCK OPTION PLAN

     1.   PURPOSE.  The purpose of the Plan is to promote the interests of the
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shareholders by providing stock-based incentives to selected employees to align their interests with shareholders and to motivate them to put forth maximum efforts toward the continued growth, profitability and success of the Company. In furtherance of this objective, stock options, stock appreciation rights, performance shares, restricted shares, common stock, and/or other incentive awards may be granted in accordance with the provisions of this Plan.

     2.   ADMINISTRATION.  The Plan is to be administered by the Compensation
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Committee or any successor committee (the "Committee") of the Board of Directors of the Company. The Committee shall consist of at least three members who shall not be eligible to participate in the Plan. The Committee shall have full power and authority to construe, interpret and administer the Plan. All decisions, actions or interpretations of the Committee shall be final, conclusive and binding on all parties.

          The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company the authority to make awards under the Plan with respect to not more than ten percent of the shares authorized under the Plan, pursuant to such conditions and limitations as the Committee may establish, except that only the Committee may make awards to Participants who are subject to Section 16 of the Securities Exchange Act of 1934.

     3.   SHARES AVAILABLE FOR THE PLAN.  An aggregate of 350,000 shares of
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common stock of the Company shall be available for delivery pursuant to the provisions of the Plan. Such shares may be either authorized but unissued shares or treasury shares. Any shares awarded under the Plan which are not issued or otherwise are returned to the Company, whether because awards have been forfeited, lapsed, expired, been canceled, withheld to satisfy withholding tax obligations or otherwise, shall again be available for other awards under the Plan. However, upon surrender of a stock option or exercise of any related stock appreciation right, the number of shares subject to the surrendered option shall be charged against the maximum number of shares issuable under the Plan and shall not be available for future awards.

     4.   LIMITATION ON AWARDS.  No individual employee may receive awards under
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this Plan with respect to more than 25,000 shares in any calendar year.
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     5.   TERM.  The Plan shall become effective as of such date as is
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designated by the Board of Directors and shall remain effective for a period of five years thereafter. No awards may be made under this Plan except during the period when the Plan is effective.

     6.   ELIGIBILITY.  Awards under the Plan may be made to any salaried, full-
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time employee of the Company or any subsidiary corporation of which more than
50% of the voting stock is owned by the Company. Directors who are not full-time employees are not eligible to participate.

     7.   STOCK OPTIONS.  The Committee may in its discretion from time to time
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grant to eligible employees options to purchase, at a price not less than 100%
of the fair market value on the date of grant (the "option price"), common stock of the Company, subject to the conditions set forth in this Plan. The Committee may not reduce the option price of any stock option grant after it is made, except in connection with a Corporate Reorganization, nor may the Committee agree to exchange a new lower priced option for an outstanding higher priced option.

          The Committee, at the time of granting to any employee an option to purchase shares or any related stock appreciation right or limited stock appreciation right under the Plan, shall fix the terms and conditions upon which such option or appreciation right may be exercised, and may designate options incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or any other statutory stock option that may be permitted under the Internal Revenue Code from time to time, provided, however that (i) the date on which such options and related appreciation rights shall expire, if not exercised, may not be later than ten years after the date of grant of the option, (ii) in the case of options designated as incentive stock options (as defined in Section 422 of the Internal Revenue Code), the aggregate fair market value of stock optioned to an employee (determined at time of grant) under this plan or any other plan of this Company and its subsidiaries with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year shall be limited to $100,000 (unless such Section 422 limit is revised, then in conformance with such revision) and (iii) in case of any other statutory stock option permitted under the Internal Revenue Code, then in accordance with such provisions as in effect from time to time.

          Within the foregoing limitations, the Committee shall have the authority in its discretion to specify all other terms and conditions, including but not limited to provisions for the time limits during which options may be exercised, and in lieu of payment in cash, the exercise in whole or in part of options by tendering common stock of the Company owned by the employee, valued at the fair market value on the date of exercise or other

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acceptable forms of consideration equal in value to the option price. All options granted hereunder shall become exercisable in three separate installments with 35% of the options granted becoming exercisable on the anniversary date of the option grant, 35% becoming exercisable on the next succeeding anniversary date, and 30% becoming exercisable on the next succeeding anniversary date. The Committee may, in its discretion, issue rules or conditions with respect to utilization of common stock for all or part of the option price, including limitations on the pyramiding of shares.

     8.   STOCK APPRECIATION RIGHTS.  The Committee may, in its discretion,
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grant stock appreciation rights and limited stock appreciation rights (as hereinafter described) in connection with any stock option, either at the time of grant of such stock option or any time thereafter during the term of such stock option. Except for the terms of this Plan with respect to limited stock appreciation rights, each stock appreciation right shall be subject to the same terms and conditions as the related stock option and shall be exercisable at such times and to such extent as the Committee shall determine, but only so long as the related option is exercisable. The number of stock appreciation rights or limited stock appreciation rights shall be reduced not only by the number of appreciation rights exercised but also by the number of shares purchased upon the exercise of a related option. A related stock option shall cease to be exercisable to the extent the stock appreciation rights or limited stock appreciation rights are exercised. Upon surrender to the Company of the unexercised related stock option, or any portion thereof, a stock appreciation right shall entitle the optionee to receive from the Company in exchange therefor (a) a payment in stock as determined below, or (b) to the extent determined by the Committee, the cash equivalent of the fair market value of such payment in stock on the exercise date had the employee been awarded a payment in stock instead of cash, or any combination of stock and cash. The number of shares which shall be issued pursuant to the exercise of stock appreciation rights shall be determined by dividing (1) the total number of stock appreciation rights being exercised multiplied by the amount by which the fair market value of a share of common stock of the Company on the exercise date exceeds the option price of the related option, by (2) the fair market value of a share of common stock of the Company on the exercise date. No fractional shares shall be issued.

          The grant of limited stock appreciation rights will permit a grantee to exercise such limited stock appreciation rights for cash during a sixty-day period commencing on the date on which any of the events described in the definition of Change of Control occurs, each of which events shall hereinafter be known as a "Change in Control Event." Notwithstanding the foregoing, however, if the Change in Control Event occurs within six months after the date on which limited stock appreciation rights were granted, then the sixty-day period during which such limited stock appreciation rights may be exercised for cash

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shall commence six months after the date on which the limited stock appreciation rights were granted. The amount of cash received upon the exercise of any limited stock appreciation rights under either of the preceding two sentences shall equal the excess, if any, of the fair market value of a share of the Company's common stock on the date of exercise of the limited stock appreciation rights, over the option price of the stock option to which the limited stock appreciation rights relate.


     9.   PERFORMANCE SHARE AWARDS.  The Committee may make awards in common
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stock subject to conditions established by the Committee which may include attainment of specific performance objectives ("Performance Share Awards"). Performance Share Awards may include the awarding of additional shares upon attainment of the specified performance objectives.

     10.  PERFORMANCE OBJECTIVES.  Performance objectives that may be used under
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the Plan include Net Income, Pretax Income, Consolidated Operating Income,
Return on Equity, Operating Income Return on Net Capital Employed, Return on Assets, Cash Flow, Working Capital and Earnings per Share of Common Stock of the Company (the "Performance Objectives"). The Performance Objectives shall be calculated without regard to any change in accounting standards adopted pursuant to the Financial Accounting Standards Board after the goal for a Performance Objective is adopted which will affect the performance measure by 10 percent or more.

     11.  RESTRICTED SHARES.  The Committee may make awards in common stock
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subject to conditions, if any, established by the Committee which may include continued service with the Company or its subsidiaries. The maximum number of Restricted Shares that may be awarded under the plan shall be 50,000 shares.

     12.  OTHER AWARDS.  The Committee may make awards authorized under this
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Plan in Units, the value of which is based, in whole or in part, on the value of the Company's common stock, in lieu of making such awards in common stock. The Committee may provide for the deferral of cash-based awards under such terms and conditions as in its discretion it deems appropriate.

     13.  FAIR MARKET VALUE.  For all purposes of this Plan the fair market
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value of a share of stock shall be the mean of the high and low prices of the
Company's common stock on the relevant date as reported on the NASDAQ National Market, or, if no sale was made on such date, then on the next preceding day on which such a sale was made.

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     14.  TERMINATION OF EMPLOYMENT.  Upon the termination of employment of any
          -------------------------
employee for any reason, his or her options and any related appreciation rights shall terminate at that time with respect to all shares which were not then purchasable by him or her, provided, however, that if the termination of employment is by reason of death, disability or retirement the Committee may in its sole discretion provide that such options and related appreciation rights shall not terminate upon death, disability or retirement and may become immediately exercisable or continue to become exercisable in accordance with the terms of the original grant.

     15.  ASSIGNABILITY.  Options and any related appreciation rights and other
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awards granted under this Plan shall not be transferable other than by will or the laws of descent and distribution or by such other means as the Committee may approve from time to time.

     16.  CORPORATE REORGANIZATION.  The number and kind of shares authorized
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for delivery under the Plan and the price at which shares may be purchased may be adjusted appropriately in the event of any stock split, stock dividend, combination of shares, merger, consolidation, reorganization, or other change in the structure of the Company or the nature of the shares of the Company. The determination of what adjustments, if any, are appropriate shall be made in the discretion of the Board of Directors or the Committee.

          In the event of a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, any outstanding options hereunder shall terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution, liquidation, merger, consolidation, sale of assets or reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its common stock receive securities of another corporation, to exercise any unexpired option and/or stock appreciation right in whole or in part without regard to the exercise date contained in such option. Nothing herein contained shall prevent the assumption and continuation of any outstanding option or the substitution of a new option by the surviving corporation.

     17.  COMMITTEE'S DETERMINATION.  The Committee's determinations under the
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Plan including without limitation, determinations of the employees to receive awards or grants, the form, amount and timing of such awards or grants, the terms and provisions of

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such awards or grants and the agreements evidencing same, and the establishment of Performance Objectives need not be uniform and may be made by it selectively among employees who receive, or are eligible to receive awards or grants under the Plan whether or not such employees are similarly situated.

     18.  LEAVE OF ABSENCE OR OTHER CHANGE IN EMPLOYMENT STATUS. The Committee
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shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by an employee or any other change in employment status, such as a change from full time employment to a consulting relationship, of an employee relative to any grant or award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence or other change in employment status shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence or other change in employment status on awards under the Plan theretofore made to any employee who takes such leave of absence or otherwise changes his or her employment status.

     19.  WITHHOLDING TAXES.  The Committee shall have the right to require any
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Federal, state or local withholding tax requirements to be satisfied by withholding shares of common stock or other amounts which would otherwise be payable under the Plan.

     20.  RETENTION OF SHARES.  If shares of common stock are awarded subject to
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attainment of Performance Objectives, continued service with the Company or other conditions, the shares may be registered in the employees' names when initially awarded, but possession of certificates for the shares shall be retained by the Secretary of the Company for the benefit of the employees, or shares may be registered in book entry form only, in both cases subject to the terms of this Plan and the conditions of the particular awards. In either event, each employee shall have the right to receive all dividends and other distributions made with respect to such awards registered in his or her name and shall have the right to vote or execute proxies with respect to such registered shares.

     21.  FORFEITURE OF AWARDS.  Any awards or parts thereof made under this
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plan which are subject to Performance Objectives or other conditions which are not satisfied, shall be forfeited, and any shares of common stock issued shall revert to the Treasury of the Company.

     22.  CONTINUED EMPLOYMENT.  Nothing in the Plan or in any agreement entered
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into pursuant to the Plan shall confer upon any employee the right to continue in the

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employment of the Company or affect any right which the Company may have to terminate the employment of such employee.

     23.  CHANGE IN CONTROL.  For purposes of the Plan, a Change in Control
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shall mean:
          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (other than by exercise of a conversion privilege), (B) any acquisition by the Company or any of its subsidiaries or affiliates, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or affiliates or (D) any acquisition by any corporation with respect to which, following such acquisition, more than 70% of, respectively, the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

          (ii) During any period of two consecutive years, individuals who, as of the beginning of such period, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 70% of,

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respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

          (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) a sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

          Notwithstanding the foregoing, no Change in Control shall be deemed to have taken place upon the occurrence of any of the above-described events, if immediately prior to such occurrence (immediately prior to the beginning of the two-year period, with respect to the occurrence described in subparagraph (ii) above), The B.F.Goodrich Company or any of its subsidiaries or affiliates is a beneficial owner, either directly or indirectly, of any of the Outstanding Company Common Stock or Outstanding Company Voting Securities. In addition, no sale by either The B.F.Goodrich Company or any shareholder of the Company on the date of adoption of this Plan by the shareholders of the Company of all or any portion of any Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by it shall result in a Change in Control.

     24.  EFFECT OF CHANGE IN CONTROL.  Options and any related appreciation
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rights that are not then exercisable shall become immediately exercisable in the event of a Change in Control. The Committee may make such provision with respect to other awards under this Plan as it deems appropriate in its discretion.

     25.  COMPLIANCE WITH LAWS AND REGULATIONS.  Notwithstanding any other
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provisions of the Plan, the issuance or delivery of any shares may be postponed for such period as may be required to comply with any applicable requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such shares, and the Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof shall constitute a violation of any

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provision of any law or any regulation of any governmental authority, whether foreign or domestic, or any national securities exchange.

     26.  AMENDMENT.  The Board of Directors of the Company may alter or amend
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the Plan, in whole or in part, from time to time, or terminate the Plan at any time, provided however, that no amendment shall be made without the approval of the shareholders which has the effect of increasing the number of shares subject to this Plan (other than in connection with a Corporate Reorganization), but no such action shall adversely affect any rights or obligations with respect to awards previously made under the Plan.

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